UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 29, 2006
(Date of earliest event reported)

          Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

         New York                     333-131594-02              Applied For
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(State or other jurisdiction      (Commission File No.         (IRS Employer
     of incorporation               of issuing entity)      Identification No.
     of issuing entity)                                      of issuing entity)


      7430 New Technology Way, Frederick, Maryland                21703
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       Address of principal executive offices                   (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
                                                   -----------------------------

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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events
               ------------

               Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of June 29, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2 (the "Certificates"), issued on June 29, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $792,198,000, (ii) the Class M-10 Certificates, having an aggregate initial principal balance of $8,108,000 and (iii) the Class R-1, Class R-2, Class CE and Class P Certificates (together with the Class M-10 Certificates, the "Private Certificates").

               The Public Certificates were sold to Lehman Brothers Inc. pursuant to an underwriting agreement, dated May 5, 2006 and terms agreement, dated May 5, 2006 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

               The Private Certificates were sold to Lehman Brothers Inc. on June 29, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

               The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated June 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

           (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               -----------

      (1.1) Underwriting Agreement, dated May 5, 2006 and terms agreement, dated May 5, 2006, among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc.

      (4.1) Pooling and Servicing Agreement, dated as of June 29, 2006, among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

      (10.1)              Mortgage Loan Purchase Agreement, dated
                          June 29, 2006, between the Company and
                          Wells Fargo Bank, N.A.

      (10.2) Interest Rate Swap Agreement, dated June 29, 2006, between Wells Fargo Bank, N.A. and IXIS Financial Products Inc.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

June 29, 2006



                                       /s/ Bradley A. Davis
                                       --------------------
                                       Bradley A. Davis
                                       Vice President

                              INDEX TO EXHIBITS
                              -----------------

                                                              Paper (P) or
Exhibit No.        Description                                Electronic (E)
-----------        -----------                                --------------

      (1.1)        Underwriting Agreement, dated May 5,
                   2006 and terms agreement, dated May 5,     E
                   2006, among the Company, Wells Fargo
                   Bank, N.A. and Lehman Brothers Inc.

      (4.1)        Pooling and Servicing Agreement, dated
                   as of June 29, 2006, among Wells Fargo     E
                   Asset Securities Corporation, as
                   depositor, Wells Fargo Bank, N.A., as
                   servicer and securities administrator,
                   and HSBC Bank USA, National
                   Association, as trustee.

      (10.1)       Mortgage Loan Purchase Agreement,           E
                   dated June 29, 2006, between the
                   Company and Wells Fargo Bank, N.A.

      (10.2)       Interest Rate Swap Agreement, dated         E
                   June 29, 2006, between Wells Fargo
                   Bank, N.A. and IXIS Financial Products
                   Inc.